Exhibit 32.1

                                  CERTIFICATION

Nelson J. Marchioli
President and Chief Executive Officer of Denny's Corporation

and

F. Mark Wolfinger
Senior Vice President and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Denny's Corporation (the "Company") on Form 10-Q for the period ended September 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nelson J. Marchioli, President and Chief Executive Officer of the Company, and I, F. Mark Wolfinger, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                               /s/ Nelson J. Marchioli
                               -------------------------------------------------
                               Nelson J. Marchioli
                               President and Chief Executive Officer


November 7, 2005




                               /s/ F. Mark Wolfinger
                               -------------------------------------------------
                               F. Mark Wolfinger
                               Senior Vice President and Chief Financial Officer

November 7, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Denny's Corporation and will be retained by Denny's Corporation and furnished to the Securities and Exchange Commission or its staff upon request.